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                  GENWORTH LIFE INSURANCE COMPANY OF NEW YORK
                           LIMITED POWER OF ATTORNEY

          NAMED REGISTRATION STATEMENTS FILED WITH THE SECURITIES AND
                 EXCHANGE COMMISSION ON FORM N-4 AND FORM N-6

The undersigned directors and officers of Genworth Life Insurance Company of New York, a New York corporation (the "Company"), hereby nominate and appoint Dennis R. Vigneau, Matthew P. Sharpe, Geoffrey S. Stiff, Paul A. Haley and Heather C. Harker, with full power to each of them to act in his or her name and in place of any and all capacities, to execute on behalf of the officers and directors of Company the following Registration Statements on Form N-4 and Form N-6 under the Securities Act of 1933 and the Investment Company Act of 1940and to file any amendments and correspondence as such individuals deem necessary with the United States Securities and Exchange Commission:

    1. variable annuity contracts filed on Form N-4 (SEC File Nos. 333-39955, 333-47016, 333-97085, 333-106511, 333-140908, 333-143148 and 333-143408);

    2. variable life insurance policy filed on Form N-6 (SEC File No. 333-88312)

The above-named officers shall also have authority to file with the Securities and Exchange Commission all such pre-effective amendments, post-effective amendments, supplements, applications for exemption and other filings, submissions and communications relating to the above-named registration statements and applicable separate accounts, as well as authority to do and to perform each and every act necessary and/or appropriate as fully and with all intents and purposes as the Company itself and the undersigned officers and directors might or could do. The delegation of authority contained in this Limited Power of Attorney shall supercede all previous powers given by the directors and officers of the Company with respect to the above-named registration statements for the purposes described herein and shall continue in full force and effect until this Limited Power of Attorney is amended or rescinded or superceded by further action of the officers and directors of the Company.

IN WITNESS WHEREOF, the undersigned in their capacity as directors and as the President, Chief Financial Officer and Controller of the Company have caused this Limited Power of Attorney to be executed in their respective name for the specified purpose described above as of July 18, 2007.

                      (SIGNATURES ON THE FOLLOWING PAGES)

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                               GENWORTH LIFE INSURANCE COMPANY OF NEW YORK

                               By: /s/ David J. Sloane
                                   -----------------------------------
                                   David J. Sloane
                                   Chairperson of the Board, President and
                                   Chief Executive Officer

                               By: /s/ James D. Atkins
                                   -----------------------------------
                                   James D. Atkins
                                   Director and Senior Vice President

                               By: /s/ Marshall S. Belkin
                                   -----------------------------------
                                   Marshall S. Belkin
                                   Director

                               By:
                                   -----------------------------------
                                   Ward E. Bobitz
                                   Director, Vice President and Assistant
                                   Secretary

                               By:
                                   -----------------------------------
                                   Richard I. Byer
                                   Director

                               By: /s/ Kelly L. Groh
                                   -----------------------------------
                                   Kelly L. Groh
                                   Director

                               By:
                                   -----------------------------------
                                   Paul A. Haley
                                   Director, Senior Vice President and Chief
                                   Actuary

                               By:
                                   -----------------------------------
                                   Jerry S. Handler
                                   Director

                               By: /s/ Isadore Sapir
                                   -----------------------------------
                                   Isadore Sapir
                                   Director

                               By: /s/ Pamela S. Schutz
                                   -----------------------------------
                                   Pamela S. Schutz
                                   Director and Executive Vice President

                               By: /s/ Geoffrey S. Stiff
                                   -----------------------------------
                                   Geoffrey S. Stiff
                                   Director and Senior Vice President

                               By: /s/ Thomas M. Stinson
                                   -----------------------------------
                                   Thomas M. Stinson
                                   Director and President, Long Term Care
                                   Division

                               By: /s/ Dennis R. Vigneau
                                   -----------------------------------
                                   Dennis R. Vigneau
                                   Senior Vice President and Chief Financial
                                   Officer

                               By: /s/ Jac J. Amerell
                                   -----------------------------------
                                   Jac J. Amerell
                                   Vice President and Controller